EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this     22      day of      JAN      2004.
                                 -----------        -------------



                                               /s/ Wilton Looney
                                               ---------------------------------
                                                   Wilton Looney, Director



Witness:

/s/ Martha S. Looney
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this     9th     day of      FEB      2004.
                                 -----------        -------------



                                             /s/ R. Randall Rollins
                                             -----------------------------------
                                                 R. Randall Rollins, Director



Witness:


/s/ Linda H. Graham
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this    20th     day of      JAN      2004.
                                 -----------        -------------



                                             /s/ Linda H. Graham
                                             -----------------------------------
                                                 Linda H. Graham, Director



Witness:

/s/ Amy Gillis
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this     23      day of    January    2004.
                                 -----------        -------------



                                             /s/ James A. Lane Jr.
                                             -----------------------------------
                                                 James A. Lane, Jr., Director



Witness:

/s/ Donna R. Giddens
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this    26th     day of    January    2004.
                                 -----------        -------------



                                              /s/ James B. Williams
                                              ----------------------------------
                                                  James B. Williams, Director



Witness:

/s/ Louise M. Talliver
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this     13      day of    JANUARY    2004.
                                 -----------        -------------


                                             /s/ Henry B. Tippie
                                             -----------------------------------
                                                 Henry B. Tippie, Director



Witness:

/s/ Terri Whetstone
-------------------------------------

EXHIBIT 24

                                POWER OF ATTORNEY





Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this     3rd     day of    February    2004.
                                 -----------        --------------



                                               /s/ Gary W. Rollins
                                               ---------------------------------
                                                   Gary W. Rollins, Director



Witness:


/s/ Kathleen Gray
-------------------------------------